UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D. C. 20549

                             _________


                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  July 22, 2003


                        GRAHAM CORPORATION
        (exact name of registrant as specified in Charter)


Delaware                         1-8462                    16-1194720
--------
(State  or other jurisdiction    (Commission File Number)  (IRS Employer
 of  Incorporation)                                         Identification
                                                            Number)


            20 Florence Avenue, Batavia, New York 14020
            -------------------------------------------
             (Address of principal executive offices)


Registrant's telephone number, including area code: (585) 343-2216
                                                    --------------


                                N/A

   (Former name or former address, if changed since last report)

     Item 7.    Exhibits
                --------
     99.1 Press Release issued July 22, 2003 announcing earnings of Graham Corporation for the fiscal year and the quarter ended June 30, 2003.


     Item 9.    Regulation FD Disclosure
                ------------------------
     The information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" pursuant to SEC Release 33-8216.
     On July 22, 2003, Graham Corporation issued a press release announcing results of operations for the fiscal year and quarter ended June 30, 2003. A copy is attached hereto as
     Exhibit 99.1.





                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAHAM CORPORATION
                                   (Registrant)




Date:  July 28, 2003                    By /s/ J. Ronald Hansen
                                           --------------------
                                           J. Ronald Hansen
                                           Vice President - Finance
                                           & Administration and
                                           Chief Financial Officer

                           Exhibit Index


Exhibit Number      Document Description

     99.1           Press Release dated July 22, 2003